UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 29, 2004





                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)



        Delaware                     001-32256                  59-3778247
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                           Identification No.)





                         160 Great Portland Street

                       London W1W 5QA, United Kingdom

            ----------------------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +44-20-7299-5000

ITEM 5.   OTHER EVENTS

1.   Press Release
     -------------

     On July 29, 2004 Telewest Global, Inc. ("Telewest") issued a press release announcing the US GAAP results for the three and six months ended June 30, 2004, for its predecessor company, Telewest Communications plc. Substantially all of the assets of Telewest Communications plc were transferred to Telewest UK Limited, a wholly owned subsidiary of Telewest on July 14, 2004 in connection with Telewest Communications plc's financial restructuring. During the three and six months ended June 30, 2004, Telewest had no significant assets and no operations.

     Telewest's quarterly results, including a discussion of how the presentation of its future results will differ from the presentation of the historical results of Telewest Communications plc, are included in its quarterly report on Form 10-Q, also filed with the U.S. Securities and Exchange Commission today.

     A copy of the press release is attached hereto as Exhibit 99.1.

2.   Reconciliation of Non-GAAP Measures in July 29, 2004 Conference Call
     --------------------------------------------------------------------

     On July 29, 2004, Telewest will host a conference call to discuss its results for the three and six months ended June 30, 2004. On the conference certain non-GAAP financial measures are expected to be discussed.
Reconciliations of certain of those measures to the nearest comparable GAAP measure and discussions of those measures can be found below.

(a)  Reconciliation of Adjusted EBITDA as a % of Revenue

                                                                Six months ended June 30,

                                                                     2004            2003

                                                                 (pound)m        (pound)m
---------------------------------------------------------------------------------------------
Adjusted EBITDA                                                       244             210

Revenue                                                               654             642

---------------------------------------------------------------------------------------------
Adjusted EBITDA                                                        37%             33%
/Revenue

=============================================================================================


Adjusted EBITDA as a % of Revenue:

Telewest's primary measure of income or loss for each of its reportable segments is Adjusted EBITDA. An explanation and reconciliation of Adjusted EBITDA is provided in Telewest's press release, included as an exhibit to this Form 8-K. Telewest's management including its chief operating decision maker believe that the use of Adjusted EBITDA as a % of revenue, provides useful supplemental information for management and investors in determining the income generating capacity of the business from its available revenues.

Adjusted EBITDA as a % of revenue is not a financial measure recognized under US GAAP. The measure is calculated as Adjusted EBITDA divided by revenue. Telewest believes Adjusted EBITDA as a % of revenue is helpful for understanding its performance and assessing its prospects for the future, and that it provides useful supplemental information to investors. In particular, this non-US GAAP financial measure reflects an additional way of viewing aspects of Telewest's operations that, when viewed with its US GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-US GAAP financial measures are not standardized, it may not be possible to compare Adjusted EBITDA as a % of revenue with other companies' non-US GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with US GAAP.

(b)  Reconciliation of Net debt / Adjusted EBITDA annualized

                                                          Three months ended
                                                               June 30, 2004

                                                                    (pound)m

---------------------------------------------------------------------------
Net debt                                                            5,434

Adjusted EBITDA                                                       122

Adjusted EBITDA annualized                                            488


---------------------------------------------------------------------------
Net debt / Adjusted EBITDA annualized                                11.1x

===========================================================================


Net debt / Adjusted EBITDA annualized:

Net debt / Adjusted EBITDA annualized, is defined as net debt (explanation and reconciliation provided in the press release included as an exhibit to this Form 8-K) divided by Adjusted EBITDA annualized. An explanation and reconciliation of Adjusted EBITDA is provided in the press release included as an exhibit to this Form 8-K. This non-GAAP measure is annualized based on the most recent quarter ended for the purposes of the above calculation. Telewest's management, including its chief operating decision maker, considers net debt / Adjusted EBITDA annualized, an important indicator of Telewest's ability to generate income from operating activities as a potential source of repayment of debt obligations.

Net debt / Adjusted EBITDA annualized is not a financial measure recognized under US GAAP. Telewest believes net debt / Adjusted EBITDA annualized is helpful for understanding its performance and it provides useful supplemental information to investors. Because non-US GAAP financial measures are not standardized, it may not be possible to compare net debt / Adjusted EBITDA annualized with other companies' non-US GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by/(used in) operating activities, operating income/(loss), net income/(loss) or other measures of financial performance reported in accordance with US GAAP.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description

99.1 Press release of Telewest Global, Inc. announcing the US GAAP results for the three and six months ended June 30, 2004, for its predecessor company, Telewest Communications plc, dated July 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TELEWEST GLOBAL, INC.

Dated:  July 29, 2004                     By:    /s/ Neil Smith
                                              ----------------------------
                                              Name: Neil Smith
                                              Title: Chief Financial Officer

                               EXHIBIT INDEX
                               -------------

Exhibit
-------

99.1 Press release of Telewest Global, Inc. announcing the US GAAP results for the three and six months ended June 30, 2004, for its predecessor company, Telewest Communications plc, dated July 29, 2004.